UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 15, 2025

GPO PLUS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56286	37-1817132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

3571 E. Sunset Road, Suite 300 Las Vegas, Nevada	89120
(Address of principal executive offices)	(Zip Code)

855. 935. 4769

(Registrant’s telephone number, including area code)

    (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01. Regulation FD Disclosure

Company Disclosure Practices

GPO Plus, Inc. (the "Company") disseminates information to investors, analysts, and the public in accordance with Regulation FD of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable securities laws.

Primary Disclosure Channels

The Company discloses material information, including material non-public information (“MNPI”), through one or more of the following official disclosure channels:

•	Securities and Exchange Commission ("SEC") filings and submissions available at www.sec.gov

•	Press releases distributed through recognized newswire services

•	The Company's corporate website www.gpoplus.com and investor relations portal www.gpoplus.com/investors

•	X (formerly Twitter): www.x.com/GPOPlus

•	Publicly announced investor conference calls and webcasts

Investors are encouraged to monitor these primary channels and to subscribe to email alerts at www.gpoplus.com/ir for timely notification of Company announcements.

The Company maintains policies and procedures designed to ensure compliance with Regulation FD and other applicable securities laws.

Executive Communications

The Company's Chief Executive Officer and other executives may occasionally reference Company matters on personal social media accounts.

Such communications are made in an individual capacity and do not constitute official Company disclosures unless expressly identified as such and simultaneously disclosed through a primary channel. Investors should refer to the Company's official primary channels for material information and should not rely on personal social media accounts for investment decisions.

Important Notices

Non-Incorporation: Website addresses and social media references in this Form 8-K are provided for informational purposes only. The content of websites and social media platforms is not incorporated by reference into this Form 8-K or any other SEC filing unless expressly stated.

Third-Party Platforms: The Company does not control third-party social media platforms and is not responsible for platform availability, functionality, or policy changes.

Materiality: The Company determines materiality in accordance with applicable securities laws. Not all information on supplemental channels is material to investors.

Updates: The Company reserves the right to modify its use of communication channels at any time. Current information is available at www.gpoplus.com/connect.

Comprehensive Information: Investors should review the Company's SEC filings for comprehensive information, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, available at www.sec.gov and www.gpoplus.com.

This Form 8-K and any information furnished herein do not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GPO Plus, Inc.

Date: October 15, 2025	By:	/s/ Brett H. Pojunis
Brett H. Pojunis, Chief Executive Officer

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